SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2006

Worldspan, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-109064	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

300 Galleria Parkway, N.W., Atlanta,		30339
GA		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 563-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 30, 2006, Worldspan, L.P. (the “Company”) entered into Amendment 3 (“Amendment 3”) to the Worldspan Asset Management Offering Agreement, dated as of July 1, 2002, as amended (as so amended, the “IBM AMO Agreement”), among the Company, International Business Machines Corporation (“IBM”) and IBM Credit LLC. Among other changes, Amendment 3 extends the term of the IBM AMO Agreement until June 30, 2011. Pursuant to the IBM AMO Agreement the Company contracts to acquire the hardware currently deployed in its data center, future hardware requirements, access to IBM’s Transaction Processing Facility software platform, licenses and other software products, equipment maintenance and various other services, bundled together for one discounted price.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WORLDSPAN, L.P.

By:	/s/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	General Counsel, Secretary and Senior Vice President—Human Resources

Dated: July 7, 2006